                                                                EXHIBIT 10.13.1

                      FIRST AMENDMENT TO SUPPLY AGREEMENT
                                 BY AND BETWEEN
            SOUZA CRUZ S.A. AND COMPANHIA INDUSTRIAL DE PAPEL PIRAHY
                          DATED AS OF FEBRUARY 2, 1998


         This First Amendment to Supply Agreement is entered into by and between Schweitzer-Mauduit do Brasil, S.A., successor in interest to Companhia Industrial de Papel Pirahy, and Souza Cruz S.A. this 23rd day of February 2000.


         The parties hereto agree to amend the Supply Agreement as follows:

         1. The first sentence of Article VIII, Term, subsection (a), shall be deleted in its entirety and replaced with the following new sentence:

                  "This Agreement will remain in force for an initial period of six (6) years from the date of its execution."

         2. Except as expressly amended herein, the terms and conditions of the Supply Agreement shall remain in full force and effect.



Schweitzer-Mauduit do Brasil, S.A.                    Souza Cruz S.A.

By:                                         By:
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Title:                                      Title:
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Witnessed by:                               Witnessed by:


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Signature                                   Signature


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Print Name                                  Print name


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Identification Number                       Identification Number